U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X]  Definitive Information Statement


                                H-NET.NET, INC.
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No  Fee  Required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-
     6(I)(4) and 0-11.

1.   Title  of  each  class  of  securities  to  which  transaction  applies:
________________________________________________________________________________

2.   Aggregate  number  of  securities  to  which  transaction  applies:
________________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

4.   Proposed  aggregate  offering  price:
________________________________________________________________________________

5.   Total  fee  paid:
________________________________________________________________________________

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount  previously  paid:
________________________________________________________________________________

2.   Form,  schedule,  or  registration  statement  number:
________________________________________________________________________________

3.   Filing  party:
________________________________________________________________________________

4.   Date  filed:
________________________________________________________________________________

Notes:


              CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

This Information Statement on Schedule 14C contains certain forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.

                         ______________________________

                              INFORMATION STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held July 16, 2004
                         ______________________________


                                H-Net.Net, Inc.
                               3256 Chico Way, NW
                              Bremerton, WA 98312

                  We Are Not Asking You for a Proxy and You Are
                        Requested Not To Send Us a Proxy

By  Order  of  the  Board  of  Directors

William  Wright,  President

Bremerton, Washington
July 2, 2004

MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.

To the Shareholders of
H-NET.NET, INC.:

Dear Fellow Shareholders:

     Attached please find a notice of annual meeting of the shareholders of H-NET.NET, INC. (hereinafter referred to as "HNET" and/or the "Company") to be held at offices of the Company at 3256 Chico Way, NW, Bremerton, Washington 98312, at 10:00 a.m. local time on July 16, 2004, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) approving the merger of the Company with a newly created Nevada corporation under the name "Donobi, Inc." for the purpose of redomiciling the Company to the State of Nevada ; and

(ii) electing  a  new  Board  of  Directors;  and

(iii)such  other  business  as  may properly be brought before the shareholders.


Certain officers, directors and affiliates of HNET who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of proposals (i) and (ii) set forth above. Consequently, the proposals will likely be approved at the annual meeting of stockholders.

GENERAL  INFORMATION

This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors and the accompanying Notice of Annual Meeting will be first mailed or given to Hnet's stockholders on or about July 16, 2004.

As a result of certain actions proposed at the meeting, shareholders may have Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Corporations and Associations Act.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the  book  value  of  the Company's shares is $0.05 as of January 31, 2004;

(ii) the  Company  has  limited  assets  as  of  January  31,  2004;

(iii)the  Company  has  suffered  losses  from  operations;

(iv) Our  stock  is  very  thinly  traded  with  very  little  volume;

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me.



                              Warmest regards,

                              /s/ William Wright
                              ------------------
                              William Wright
                              Chairman


DATED:  July  2,  2004


               (The remainder of this page purposely left blank.)

ITEM  1.  DATE,  TIME  AND  PLACE  INFORMATION

The enclosed information statement is provided by the Board of DONOBI for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 3256 Chico Way, NW, Bremerton, Washington 98312 at 10:00 a.m. on July 16, 2004, and at any adjournment or adjournments thereof.

Stockholders  of  record  at  the close of business on June 1, 2004 (the "Record
Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 14,880,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND  INFORMATION

This Information Statement is furnished by the Board of Directors of H-Net.Net, Inc., a Colorado corporation ("Company"), to the holders of record at the close of business on June 1, 2004 ("Record Date") of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

On May 14, 2004, the Company's Board of Directors unanimously approved, and the Company has received the written consent of a majority of the outstanding shares of common stock of the Company, for the following actions: approve an Agreement and Plan of Merger by and between the Company and the newly incorporated Donobi, Inc. a Nevada corporation.

The filing of Articles of Merger, which will effect the redomicile of the Company to Nevada with the Nevada Secretary of State, will not be done until a date which is at least twenty (20) days after the filing of a Definitive Information Statement with the Securities and Exchange Commission and its mailing to all shareholders of record from whom the Company did not seek consent. This Information Statement will be mailed on or about June 20, 2004 to all such shareholders.

                            VOTING  SECURITIES

The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on June 1, 2004. On such date, the Company had issued and outstanding 14,880,000 shares of $0.001 par value common stock. Each share is entitled to one vote on any matter that may properly come before the shareholders and there is no cumulative voting right on any shares. Under Colorado law, there are or may be dissenters' rights with respect to the merger action only to be taken by the Company, as set forth above.

All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company. The Company has solicited and received written consent of a majority in interest of stockholders (which is represented by not more than ten shareholders).


ITEM  2.  REVOCABILITY  OF  PROXY

Not  Applicable


ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL

REDOMICILE  TO  THE  STATE  OF  NEVADA

The Board of Directors has unanimously approved, and the shareholders have approved, by written consent of a majority of issued and outstanding shares of common stock of the Company, the merger of the Company with a Nevada corporation under the name "Donobi, Inc." for the purpose of redomiciling the Company to the State of Nevada. In the following discussion of the merger, the term "Company" refers to the Colorado corporation of which you are currently a shareholder, and the term "Donobi" refers to a newly formed corporation that is incorporated in the State of Nevada. The redomicile will be effected by merging the Company with and into Donobi, which will be the survivor of the merger. After the merger, shareholders will continue to own an interest in a company that will be engaged in the same business that the Company was engaged in before the merger. Shareholders' proportionate ownership and relative voting rights will not change as a result of the merger. The Agreement and Plan of Merger between the Company and Donobi is the legal document that governs the merger (a copy of this agreement is available upon request from the Company). The articles of incorporation and bylaws of the new Nevada corporation are also available upon request from the Company.

Reasons  for  the  REDOMICILE.

The Company believes that Nevada law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Colorado law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate transactions. In addition, a change in domicile offers the following advantages:

(a)  There  is  no  corporate  income  tax  in  Nevada;

(b)  There  is  no  taxation  on  corporate  shares  in  Nevada;  and

(c)  There  is  no  annual  franchise  tax  in  Nevada.

Redomicile  Procedure.

The Company's redomicile as a Nevada corporation will be effected by merging the Company with and into Donobi. Donobi will be the surviving corporation following the merger. Donobi has not engaged in any activities except in connection with the proposed merger transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. When the merger is complete, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of Donobi.

It will not be necessary for shareholders of the Company to exchange their existing stock certificates for new certificates. The Company and its registrar will make the appropriate revisions. Shareholders may use their current certificates or may submit the certificates to the transfer agent for replacement. If shareholders surrender a certificate representing the Company shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer and (2) evidence that any applicable stock transfer taxes have been paid.

Following the merger, certificates bearing the name of Donobi will be issued in the normal course upon surrender of outstanding the Company certificates for new issuances, transfer or exchange.

Conditions  to  Consummation  of  the  ReDomicile

The merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

(a) The merger is approved by the requisite vote of shareholders of the Company, which has already occurred; and

(b) none of the parties to the Agreement and Plan of Merger is subject to any decree, order or injunction that prohibits the consummation of the merger. There are no regulatory approvals needed for the merger.

Amendment  or  Termination.

The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company. However, after adoption, no amendment, modification or supplement may be made or effected that requires further approval by the Company shareholders without obtaining that approval. The Board of Directors of the Company may terminate the Agreement and Plan of Merger and abandon the merger at any time before its effectiveness.

Effective  Time.

The Company anticipates that the merger will become effective promptly following twenty days after filing of a Definitive Information Statement with the Securities and Exchange Commission. The merger of the Company with and into Donobi, if not terminated by its Board of Directors, will become effective upon the filing of Articles of Merger with the Nevada Secretary of State, unless a later effective time is specified in this filing. Articles of Merger are also required to be filed with the Colorado Secretary of State.

Required  Vote.

The merger requires the affirmative vote of the holders of a majority of the outstanding Company common stock.

Material  Federal  Income  Tax  Consequences.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN NEVADA INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

The reorganization contemplated by the reorganization agreement is intended to qualify as a tax-free reorganization, as contemplated by Section 368(A) of the Internal Revenue Code of 1986, as amended. Shareholders will not, under Section 354 of the Internal Revenue Code, recognize gain or loss when they receive shares of Donobi common stock in exchange for an equal number of shares of the Company common stock in the merger; a stockholder's aggregate basis of the shares in Donobi common stock received in the merger will be the same as the aggregate basis of the shares of the Company common stock surrendered in exchange for those shares; a stockholder's holding period in the shares of Donobi common stock received in the merger will include the holding period of the shares of the Company common stock surrendered in exchange for those shares, provided that such stockholder holds those shares of the Company common stock as capital assets when the merger occurs; and no gain or loss will be recognized by Donobi or the Company as a result of the merger.

The Company believes that the foregoing addresses the material United States federal income tax consequences of the acquisition to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect.

The tax consequences to shareholders of the acquisition may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisor concerning the effect of the acquisition upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

SECURITIES  ACT  CONSEQUENCES

    Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Donobi will not be required.

Comparative  Rights  of  Shareholders.

When the merger is completed, the rights of shareholders will be governed by Donobi's certificate of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and Donobi's articles of incorporation and bylaws, on the one hand, and the Colorado Corporations and Associations Act ("CCAA") and the Company's existing articles of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS and Donobi's articles of incorporation and bylaws and the CCAA and the Company's articles of incorporation and bylaws. Donobi's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder. The Company's existing articles of incorporation and bylaws are also available for inspection and copying upon request by any shareholder.

The NRS and Donobi's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in Donobi's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Donobi that the Board of Directors does not believe is in the best interests of shareholders.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease,exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and
(d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The CCAA contains similar provisions.

Amendment  of  ByLaws

Under the NRS and CCAA, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the CCAA, directors can amend the bylaws of a corporation, without shareholder action at any time to add, change, or delete a provision, unless:

(a) Articles 101 to 117 of this title or the articles of incorporation reserve such power exclusively to the shareholders in whole or part; or

(b) A particular bylaw expressly prohibits the board of directors from doing so.

(2) The shareholders may amend the bylaws even though the bylaws may also be amended by the board of directors.

Special  Meetings  of  Shareholders

Under the NRS and CCAA, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons as may be authorized by the corporation's articles of incorporation or bylaws. Under Donobi's bylaws special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under the Company's bylaws the difference is that the special meeting may be called only by the board of directors or an officer instructed by the board of directors to call this meeting.

Action  without  Meeting  of  Shareholders

The CCAA permits corporate action without a meeting of shareholders under 7-107-104 only if all of the shareholders entitled to vote thereon consent to such action in writing. The NRS permits action without meeting upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the CCAA require that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). Donobi's bylaws provide that corporate action without a meeting of shareholders may be taken by a majority of the outstanding shares of the company. The bylaws of the Company provide that the number of directors is to be at least one;
Donobi's bylaws also specify not less than one. As of the date of this Information Statement, the Board of Directors of the Company consisted of two persons. Under both bylaws, the directors are to serve until the next annual meeting of the shareholders.

No holder of Donobi common stock or the Company common stock has the right to vote cumulatively in the election of directors.

Under the CCAA, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's articles of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of the Company follow the provisions in CCAA; Donobi's bylaws are silent on the removal of directors, therefore the NRS would control. Under both the Donobi and the Company bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the annual meeting of the shareholders.

Limitation  of  Liability

The NRS has provisions and limitations regarding directors' liability. The CCAA does not have similar provisions. The NRS permits a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director.

Under the NRS, the limitation of liability is for other than acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law. The articles of incorporation of the Company contain provisions that afford the broadest possible limitations of liability. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Indemnification

Both the NRS and CCAA generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party actions, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action. There must be a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, under CCAA this provision may not eliminate or limit the liability of a director:

(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

That determination must be made, in the case of an individual who is a director or officer at the time of the determination: By a majority of the disinterested directors, even though less than a quorum; by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or by a majority vote of the shareholders, at a meeting at which a quorum is present. Both NRS and CCAA require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

Advance  of  Expenses

Both NRS and CCAA permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. Under the CCAA, a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a) The director furnishes to the corporation a written affirmation of the director's good faith belief that he or she has met the standard of conduct described in section 7-109-102;

(b) The director furnishes to the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

(c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

NRS has no similar requirements. Donobi's bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law; the Company's bylaws are silent on this point. Donobi's bylaws, provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

Both the NRS and CCAA permit corporations to purchase or redeem their own shares of capital stock.

No holder of Donobi common stock or the Company common stock has a preemptive right to subscribe to any or all additional issues of the stock of Donobi or the Company, respectively.

Under both the NRS and CCAA, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Effect  of  Merger.

The effect of the merger will be that the new corporation will succeed to, without other transfer, and will possess and enjoy all rights, privileges, powers and franchises, and be subject to all restrictions, disabilities and duties of each of two constituent corporations, and the rights, privileges, powers and franchises of each of corporations, and all property, real, personal and mixed, and all debts to either of the constituent corporations shall be vested in the continuing corporation. In addition, all rights of creditors and all liens on any property of each of constituent corporations will be preserved unimpaired, limited to property affected by the liens at time of merger, and all debts, liabilities and duties of constituent corporations will attach to the continuing corporation, and may be enforced against it to the same extent as if debts, liabilities and duties had been incurred or contracted by it.

Dissenters  and  Appraisal  Rights.

Shareholders may have rights to dissent and obtain payment of the fair value of the shareholder's shares under Section 7-113-102 of the CCAA, the relevant portions of which are set forth below. Shareholders have the right to dissent under the CCAA of consummation of a plan of merger requires approval by the shareholders. Section 7-111-104(3) of the CCAA requires shareholder approval from the parent company's shareholders if the parent company is merged into a subsidiary.

Colorado law requires the Company to furnish a copy of Article 113 pertaining to dissenter's rights to each shareholder. A copy of the pertinent provisions is provided as Exhibit 1 to this filing.

Preparation  for  the  Merger.

In preparation for this change, a Nevada corporation named "Donobi, Inc." will be established. The Board of Directors believes it is in the best interests of the Company to take advantage of the new identity by adopting the new corporate name. In connection with this name change, the Company will notify the OTC Bulletin Board and a new trading symbol will be assigned to the common stock of the Company. This corporation has not issued any capital stock. Its capital structure is identical to that of the Company, and it has the same directors and officers as the Company. Its principal place of business is the same as that of the Company, and is expected to remain in that location:

3256  Chico  Way,  NW
Bremerton,  WA  98312

ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL

As a result of the proposed merger between HNET and Donobi, the Company hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CCAA. If an HNET shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of HNET will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the  book  value  of  the Company's shares is $0.05 as of January 31, 2004;

(ii) the  Company  has  limited  assets  as  of  January  31,  2004;

(iii)the  Company  has  suffered  losses  from  operations;

(iv) Our  stock  is  very  thinly  traded  with  very  little  volume;

The Board of Directors of the Company believe that the Merger will be in the best interest of HNET shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $.05 per share) no later than July 10, 2004, as a result of this transaction as explained in Section 7-111 of the CCAA.

In order to obtain the fair market value payment for HNET shares, a shareholder must mail or deliver their intention to the following address:

     The  Board  of  Directors
     H-Net.Net,  Inc.
     3256  Chico  Way,  NW
     Bremerton,  WA  98312


Pursuant to Article 113 of the CCAA, each shareholder has the right and is entitled to dissent from the consummation of the Merger and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CCAA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CCAA, a copy of Article 113 has been attached to this Information Statement.

ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

BENEFICIAL  OWNERSHIP  OF  VOTING  SECURITIES

STOCK  OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Registrant's common stock as of June 1, 2004 issued and outstanding) by (i) all shareholders known to the Registrant to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer; and (iii) all officers and directors of the Registrant as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.


TITLE OF CLASS     NAME AND ADDRESS OF     PERCENT OF CLASS
AND AMOUNT         BENEFICIAL OWNER (1)
--------------     -------------------     ----------------

Common  Stock      William  M.  Wright             17.17  %
2,662,600          3256 Chico Way, NW
                   Bremerton, WA 98312

Common  Stock      Terry L. Stein Family Trust     10.06  %
1,560,000          3256 Chico Way, NW
                   Bremerton, WA 98312

Common  Stock      Brett  T.  Green                16.58  %
2,570,000          3256 Chico Way, NW
                   Bremerton, WA 98312

Common  Stock      Shares of all directors         22.24  %
3,449,150          and executive officers
                   as a group (2 persons)

(1) Except as noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) None of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations.

PRICE  RANGE  OF  COMMON  STOCK  AND  DIVIDENDS
-----------------------------------------------

     Our common stock commenced trading in the May 1994. We now trade under the symbol "HNNT" on the Over-the-Counter Bulletin Board. The following table sets forth for the periods indicated the range of high and low representative bid quotations for the Company's Common Stock, which were obtained from market makers. A 32-1 reverse split took effect in December 2003. The company obtained this information from brokers who make a market in the company's securities. The prices below have been retroactively adjusted for the above split.

        Quarter Ended                 ASK-High        Bid-Low
     -------------------              --------        -------
     April     30,  2002               $24.00          $21.12
     July      31,  2002               $17.60          $16.00
     October   31,  2002               $18.56          $17.60
     January   31,  2003               $01.60          $01.28
     April     30,  2003               $00.64          $02.88
     July      31,  2003               $01.60          $14.40
     October   31,  2003               $03.20          $08.64
     January   31,  2004               $00.51          $05.12
     February  29,  2004               $03.00          $01.80
     March     30,  2004               $01.50          $01.25
     April     30,  2004               $01.40          $00.80

     The number of our record holders of Common Stock as of January 31, 2004, was 380. Additional holders of the Company's Common Stock hold such stock in street name with various brokerage firms.

Dividends

We have not declared any cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. We plan to retain any future earnings for use in our business. Any decisions as to future payment of dividends will depend on our earnings and financial position and such other factors, as the Board of Directors deems relevant.

Dividend  Policy

All shares of common stock are entitled to participate proportionally in dividends if our Board of Directors declares them out of the funds legally available. These dividends may be paid in cash, property or additional shares of common stock. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Our Shares are "Penny Stocks" within the Meaning of the Securities Exchange Act of 1934

Our Shares are "penny stocks" within the definition of that term as contained in the Securities Exchange Act of 1934, generally equity securities with a price of less than $5.00. Our shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current bid and offer quotations for the securities. In addition a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks. As a result of these regulations, the ability of broker-dealers to sell our stock may affect the ability of Selling Security Holders or other holders to sell their shares in the secondary market. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the urchaser's written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be adversely affected, with concomitant adverse affects on the price our securities. Our shares may someday be subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.

ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

ELECTION  OF  DIRECTORS

At the Meeting, the successors to the current Board of Directors will be elected for a term of office. Each term shall commence immediately and continue for one year unless replaced. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."

THE  DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  H-Net

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                          Age     Position with the Company         Since
-----------------------------------------------------------------------------

William  M.  Wright,  III     39      President  /  CEO  /            2-16-04
808  Mt.  Mystery  Loop               Chairman/Director
Poulsbo,  WA  98370

Terry  L.  Stein              53      Treasurer/Director              2-16-04
1573  Northlake  Way
Bremerton,  WA  98312

Both of these persons took office in February, 2004 so both missed all of the director meetings prior to that time.

THE  NOMINEE  DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF SECURITIES."


                                     Date  First           Positions  and
                                     Became                Offices
Name                         Age     Director              With the Company
--------------------------   ---     -----------           ----------------
William M. Wright, III       39        2-16-04             President/CEO/
808 Mt. Mystery Loop                                       Chairman
Poulsbo,  WA  98370

Terry  L.  Stein             53        2-16-04             Treasurer
1573  Northlake  Way
Bremerton,  WA  98312

*    Nominees  for  election  at  this  meeting.


Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934
------------------------------------------------------------------------------
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all
Section  16(a)  forms  they  file.

Prior to June 18, 2004, the Company was not registered pursuant to the Securities Exchange Act of 1934, as amended. As a result, prior to such date, its officers, directors and ten percent shareholders would have no reporting obligations under Section 16(a) of the Exchange Act to file forms 3, 4 and 5 with the Commission. Thereafter, the officers, directors and ten percent holders of the Company were subject to such an obligation. The Company is advised that copies of the applicable form 3s have been filed in compliance with
Section  16(a)  of  the  Exchange  Act.

Audit  Committee
----------------
Pre-Approval  Policy  for  Audit  and  Non-Audit  Services

     We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to the Company by our auditors, Bongiovanni & Associates, were pre-approved by our Board of Directors.

We are presently working with our legal counsel to establish formal pre-approval policies and procedures for future engagements of our accountants. The new policies and procedures will be detailed as to the particular service, will require that the Board or an audit committee thereof be informed of each service, and will prohibit the delegation of pre-approval responsibilities to management. It is currently anticipated that our new policy will provide (i) for an annual pre-approval, by the Board or audit committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, will be presented on a case-by-case basis, by the President or Chief Financial officer for pre-approval by the Board or audit committee, before management engages the auditors for any such purposes. The new policy and procedures may authorize the Board or audit committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals shall be contingent on a finding, by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.

Personal  Biographies  and  Summary  of  Experience
---------------------------------------------------

William  M.  Wright  III

Mr. Wright is Chief Executive Officer and Chairman of the Board. He is a founding member of Donobi, Inc, helping to develop the concept and direction for the Company in December of 1999. After 15 years of experience and knowledge in financial management and business operations, Mr. Wright began running the company full time in early 2001, leading the successful acquisition of five companies in six months. To date, he has orchestrated a dozen acquisitions and mergers and remains focused on the growth of the company. Mr. Wright received his Bachelors of Science Degree in Business Administration with an emphasis in Financial Services from San Diego State University, California and is a licensed Real Estate Broker in the state of Washington.

A proponent of community involvement, Mr. Wright is an active Rotarian (scheduled to serve as President in 2004/05) and a board member of the Harrison Hospital Foundation. Additional involvement has included, Executive Committee member of KitsapKids, Past-President of the Kitsap County Cowpokes Executive
Committee, and former board member of the Kitsap Board of Realtors. He is married with two children and makes his home in Poulsbo, Washington where he enjoys golfing, travel, and coaching his children in their various activities.

Judy  A.  Henry

Ms. Henry is the Chief Financial Officer and has over 12 years of experience as a professional in both private industry and public accounting. Ms. Henry has a broad range of experience in service and retail industries performing accounting, financial management, information systems management, human resources and benefits administration, contract administration, strategic and operational planning. Prior key positions held by Ms. Henry include senior consultant for a national CPA firm and Corporate Controller for a closely held corporation with annual revenues to $10M. She is near completion of her Masters in Business Administration through Pacific Lutheran University. She has received her Bachelors of Science Degree in Accounting and her Bachelors of Science Degree in Business Administration with an emphasis in Finance from Central Washington University.

Melissa  A.  Tippets

Ms. Tippets is the Operations Manager and Corporate Secretary. Her prior experience includes 8 years working in mortgage banking, supervising staff, processing and coordinating multiple branch resources involved in closing loans in excess of $1M per month. Ms. Tippets came to Donobi in May of 2000 as their first Office Manager before being promoted to Operations Manager. She is also responsible for human resources, benefits administration and is responsible for implementing our office policies and procedures. Ms. Tippets was instrumental in our acquisition activities in 2001 and 2002.

Terry  L.  Stein

Mr. Stein is a Director and Corporate Treasurer. Mr. Stein is also a registered investment advisor in Silverdale, WA. Mr. Stein began his career as an analyst in the real estate and securities markets, related to Real Estate Investment Trusts and Limited Partnerships. Mr. Stein's extensive knowledge and skills in evaluating companies, identifying market opportunities, and analyzing area demographics brings a unique combination and a valuable insight to Donobi's Board. Mr. Stein earned his Bachelors of Finance from the University of California - Los Angeles (UCLA).

ITEM  8.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS



                             SUMMARY  COMPENSATION  TABLE  FOR  H-NET  (1)

                                                      2003    Compensation      2004    Compensation
                                                     ----------------------   ------------------------
       PERSON             OFFICERS     DIRECTORS     SALARY   BONUS'  OTHER    SALARY    BONUS'  OTHER
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Bill Wright            President/CEO   Chairman                               $114,000
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Judy Henry (2)         CFO                                                    $ 62,500
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Melissa Tippets (2)    Secretary                                              $ 44,500
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Terry Stein            Treasurer       X
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Incentive              Stock  Plans                  None
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Non-Employee           Director                      None
                       Compensation
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Accrued but unpaid                                   None
Compensation
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Deferred               Compensation                  None
                       Plans
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----
Employment                                           None
Agreements
-------------------    -------------   ---------     ------   -----   -----   --------   -----   -----



(1) Reflects annualized compensation although current officers and directors took office on February 16, 2004.
(2)  Reflects  annualized  compensation.


Stock  Option  Plan
-------------------
In May 2004, the Company adopted an Incentive Stock Option Plan (the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the modified Plan, up to 1,000,000 shares of the Company's Common Stock may be granted to employees and consultants of the Company from time to time. The Plan is administered by the Board of Directors, which is empowered to determine the terms and conditions of each option. No such shares have been issued.

Indemnification  and  Limitation  of  Liability
-----------------------------------------------
The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-5-114 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith;
(iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit.

In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

In addition to the general indemnification provisions discussed above, the Company's agrees to indemnify, defend and hold harmless the officers and directors against and in respect to any and all claims, actions, demands, judgments, losses, costs, expenses, liabilities and penalties.

ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB, filed with the Securities and Exchange Commission on April 30, 2004.

A  copy  of  that  Form  1-KSB  has been attached to this Information Statement.

ITEM 11.  AUTHORIZATION  OR  ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of Donobi, Inc. in order to redomicile in the state of Nevada as set forth in Item 3 above.

ITEM 12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of Donobi, Inc. in order to redomicile in the state of Nevada as set forth in Item 3 above.

ITEM 13.  FINANCIAL  AND  OTHER  INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB filed with the Securities and Exchange Commission on June 10, 1999, and interim reports filed on Form 10QSB for the periods ended March 31, 1998, June 30, 1999 and September 30, 1999.

ITEM 14.  MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

The Company expects to take action to authorize the merger with Donobi, Inc. to redomicile in the state of Nevada as set forth in Item 3 above.

ITEM 15.  ACQUISITION  OR  DISPOSITION  OF  PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.

ITEM 16.  RESTATEMENT  OF  ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.

ITEM 17.  ACTION  WITH  RESPECT  TO  REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.

ITEM 18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.

ITEM 19.  AMENDMENT  OF  ARTICLES,  BYLAWS  OR  OTHER  DOCUMENTS

No action will be taken by the Company with respect to the restatement and amendment of the existing articles of the Company, but the articles will effectively be replaced by the Articles of Donobi, Inc., a Nevada corporation, upon consummation of the intended redomicile to Nevada. The name of the company will effectively be changed from "H-Net.Net, Inc." to "Donobi, Inc." Copies of the Articles of Incorporation H-Net and/or Donobi are available upon request by contacting the Company in writing.

ITEM 20.  OTHER  PROPOSED  ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.

ITEM 21.  VOTING  PROCEDURES

The Board of Directors has fixed June 14, 2004, as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 14,880,000 shares of Common Stock (the "Voting Shares"). entitled to one (1) vote per share. The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The directors, officers and affiliates of the Company as a group own or may be deemed to control 7,263,824shares of Common Stock constituting approximately seventy percent (48.8%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.

ITEM 22.  INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT

Not  applicable.

                  THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR
                          PART IS SOUGHT OR REQUIRED.

VOLATILITY  OF  STOCK  PRICE

H-NET believes factors such as the Company's liquidity and financial resources and quarter to quarter and year to year variations in financial results could cause the market price of H-NET Common Stock to fluctuate substantially. Any adverse announcement with respect to such matters or any shortfall in revenue or earnings from levels expected by Management could have an immediate and material adverse effect on the trading price of H-NET Common Stock in any given period. As a result, the market for H-NET Common Stock may experience material adverse price and volume fluctuations and an investment in the Company's Common Stock is not suitable for any investor who is unwilling to assume the risk associated with any such price and volume fluctuations.


By order of the Board of Directors
July 2, 2004



/s/  William Wright
-------------------
William Wright, President